Principal Diversified Select Real Asset Fund
Supplement dated December 31, 2019
to the Statement of Additional Information dated June 25, 2019
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective January 1, 2020, in the Fund Operating Expenses section, delete the sentence under Contractual Management Fee Waivers and replace with the following:

Contractual Management Fee Waivers
PGI has contractually agreed to limit the Funds' management fees. The expense limit will reduce the Fund's Management Fees by 0.53% (expressed as a percent of average net assets on an annualized basis) through July 31, 2021.